UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)   December 14, 2005
Greenville Federal Financial Corporation

(Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
690 Wagner Avenue, Greenville, Ohio 45331

(Address of principal executive offices)	(Zip Code)
937-548-4158

(Registrant’s telephone number, including area code)
No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01. Other Events
On December 14, 2005, Greenville Federal Financial Corporation (the “Company”) issued a press release announcing that the subscription offering of the Company’s initial public stock offering has concluded. The Company also announced that it has extended the community offering portion of the stock offering for a period not to exceed 45 days, or until January 27, 2006. The Company reserves the right to close the community offering at any time prior to that date in its discretion. A copy of the Company’s press release dated December 14, 2005, is attached to this Report as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 14, 2005

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION
Date: December 14, 2005	By:	/s/ David M. Kepler
David M. Kepler
President and CEO